SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 2003

                          THE MIIX GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in its Charter)



             Delaware             001-14593            22-3586492
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         (State or Other         (Commission         (IRS Employer
         Jurisdiction of         File Number)       Identification No.)
          Incorporation)


                                Two Princess Road
                         Lawrenceville, New Jersey 08648
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (609) 896-2404
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 9.  Regulation FD Disclosure.

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "results of operations and financial condition." Attached to this Form 8-K as Exhibit 99.1 and incorporated herein is a supplemental financial information exhibit prepared by management which sets forth certain supplemental financial information, including management's pro forma calculation of the run-off value of the Company. This supplemental financial information has not been reviewed by any independent source, including the Company's independent auditors. The supplemental financial information attached as Exhibit 99.1 should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003, in particular the Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained therein.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE MIIX GROUP, INCORPORATED


                                          By:  /s/ Patricia A. Costante
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                                              Patricia A. Costante
                                              Chairman and CEO

November 17, 2003


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                                  EXHIBIT INDEX


Exhibit No.           Description
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99.1                  Financial Supplement


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